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                  AMERICAN BUSINESS FINANCIAL SERVICES, INC.

                 1997 NON-EMPLOYEE DIRECTOR STOCK OPTION PLAN

     1. Purpose of Plan

     The purpose of this 1997 Non Employee Director Stock Option Plan (the "Plan") is to provide additional incentive to non-employee directors of American Business Financial Services, Inc., a Delaware Corporation (the "Company") by encouraging them to invest in shares of the Company's common stock, $0.001 par value per share ("Common Stock"), and thereby acquire a proprietary interest in the Company and an increased personal interest in the Company's continued success and progress.

     2. Aggregate Number of Shares

     120,000 shares of the Company's Common Stock shall be the aggregate number of shares which may be issued under this Plan. Notwithstanding the foregoing, in the event of any change in the outstanding shares of the Common Stock of the Company by reason of a stock dividend, stock split, combination of shares, recapitalization, merger, consolidation, transfer of assets, reorganization, conversion or what the Committee (defined in Section 4(a)), deems in its sole discretion to be similar circumstances, the aggregate number and kind of shares which may be issued under this Plan shall be appropriately adjusted in a manner determined in the sole discretion of the Committee. Reacquired shares of the Company's Common Stock, as well as unissued shares, may be used for the purpose of this Plan. Common Stock of the Company subject to options which have terminated unexercised, either in whole or in part, shall be available for future options granted under this Plan.

     3. Class of Persons Eligible to Receive Options

     All directors of the Company who are not full-time employees of the Company or its subsidiaries are eligible to receive an option or options under this Plan and shall receive awards under the Plan as provided in Section 6 hereof. No individual may receive options under this Plan for more than the total number of shares of the Company's Common Stock authorized for issuance under this Plan.

     4. Administration of Plan

     (a) This Plan shall be administered either by the Company's Board of Directors or an option committee appointed by the Company's Board of Directors. The committee appointed to administer the Plan, if any, shall consist of a minimum of two and a maximum of five members of the Board of Directors, each of whom shall be a "disinterested person" within the meaning of Rule 16b-3(c)(2)(i) under the Securities Exchange Act of 1934, as amended, or any future corresponding rule. The term "Committee," as used herein, shall refer to either the Company's Board of Directors or such option committee, depending upon who is administering the Plan.


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          (b) The Committee shall adopt such rules for the conduct of its business and administration of this Plan as it considers desirable. A majority of the members of the Committee shall constitute a quorum for all purposes. The vote or written consent of a majority of the members of the Committee on a particular matter shall constitute the act of the Committee on such matter. The Committee shall have the right to construe the Plan and the options issued pursuant to it, to correct defects and omissions and to reconcile inconsistencies to the extent necessary to effectuate the Plan and the options issued pursuant to it, and such action shall be final, binding and conclusive upon all parties concerned. No member of the Committee or the Board of Directors shall be liable for any act or omission (whether or not negligent) taken or omitted in good faith, or for the exercise of an authority or discretion granted in connection with the Plan to a Committee or the Board of Directors, or for the acts or omissions of any other members of a Committee or the Board of Directors. Subject to the numerical limitations on Committee membership set forth in Section 4(a) hereof, the Board of Directors may at any time appoint additional members of the Committee and may at any time remove any member of the Committee with or without cause. Vacancies in the Committee, however caused, may be filled by the Board of Directors, if it so desires.

     5. Non-Qualified Stock Options

          (a) Options issued pursuant to this Plan shall be non-qualified stock options. The option price for options issued under this Plan shall be equal to the fair market value (as defined below) of the Company's Common Stock on the date of the grant of the option. The fair market value of the Company's Common Stock on any particular date shall mean the last reported sale price of a share of the Company's Common Stock on any stock exchange on which such stock is then listed or admitted to trading, or on the NASDAQ National Market System or NASDAQ Small Cap, on such date, or if no sale took place on such day, the last such date on which a sale took place, or if the Common Stock is not then quoted on the NASDAQ National Market System or NASDAQ Small Cap, or listed or admitted to trading on any stock exchange, the average of the bid and asked prices in the over-the-counter market on such date, or if none of the foregoing, a price determined in good faith by the Committee to equal the fair market value per share of the Common Stock.

         (b) Subject to the authority of the Committee set forth in Section 4(a) hereof, Non-Qualified Stock Options issued to directors pursuant to this Plan shall be issued substantially in the form set forth in Appendix I hereof, which form is hereby incorporated by reference and made a part hereof, and shall contain substantially the terms and conditions set forth therein. Non-Qualified Stock Options shall expire ten years after the date they are granted, unless terminated earlier under the option terms. At the time of granting a Non-Qualified Stock Option hereunder, the Committee may, in its discretion, amend or supplement any of the option terms contained in Appendix I.

         (c) Neither the Company nor any of its current or future parent, subsidiaries or affiliates, nor their officers, directors, shareholders, stock option plan committees, employees or agents shall have any liability to any optionee in the event of any adverse tax consequences resulting from the grant of an option.

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     6.   Awards Under the Plan

         On October 1st of each year, each director of the Company who is not an employee of the Company shall be automatically granted, without any further action on the part of the Committee, an option to purchase 5,000 shares of Common Stock, subject to availability of shares in the Plan to fund such awards to all non-employee directors at the time of grant. Any option granted pursuant to this Plan shall vest in full on the date of grant and shall be exercisable over a three-year period provided that the optionee remains a director of the Company. Notwithstanding the foregoing, no awards shall be made pursuant to such Plan unless approved by the Board of Directors prior to the automatic grant date.

     7.   Amendment, Supplement, Suspension and Termination

         The Board of Directors reserves the right at any time, and from time to time, to amend or supplement this Plan in any way, or to suspend or terminate it, effective as of such date, which date may be either before or after the taking of such action, as may be specified by the Board of Directors; provided, however, that such action shall not affect options granted under the Plan prior to the actual date on which such action occurred. If the Board of Directors voluntarily submits a proposed amendment, supplement, suspension or termination for shareholder approval, such submission shall not require any future amendments, supplements, suspensions or terminations (whether or not relating to the same provision or subject matter) to be similarly submitted for shareholder approval.

     8.   Effectiveness of Plan

         This Plan shall become effective on the date of its adoption by the Company's Board of Directors, subject however to approval by the holders of the Company's Common Stock. Options may be granted under this Plan prior to obtaining shareholder approval, provided such options shall not be exercisable until shareholder approval is obtained.

     9.   General Conditions

         (a) Nothing contained in this Plan or any option granted pursuant to this Plan shall confer upon any director the right to continue as a director of the Company or any affiliated or subsidiary corporation or interfere in any way with the rights of the Company or any affiliated or subsidiary corporation, or their respective shareholders, to terminate the directorship of any such director.

         (b) Corporate action constituting an offer of stock for sale to any person under the terms of the options to be granted hereunder shall be deemed complete as of the date when the Committee authorizes the grant of the option to the such person, regardless of when the option is actually delivered to such person or acknowledged or agreed to by him.



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         (c) The terms "parent corporation" and "subsidiary corporation" as used throughout this Plan, and the options granted pursuant to this Plan, shall (except as otherwise provided in the option form) have the meaning that is ascribed to that term when contained in Section 422(b) of the Code and the regulations thereunder, and the Company shall be deemed to be the grantor corporation for purposes of applying such meaning.

         (d) References in this Plan to the Code shall be deemed to also refer to the corresponding provisions of any future United States revenue law.

         (e) The use of the masculine pronoun shall include the feminine gender whenever appropriate.

     10.  Duration of the Plan

         The Plan shall remain in effect until all awards under the Plan have been satisfied by the issuance of shares, provided that options shall not be granted pursuant to this Plan after the expiration of three years from the date the Plan is adopted by the Board of Directors of the Company.


Adopted September 30, 1997
by the Board of Directors of
American Business Financial Services, Inc.



                                   /s/Anthony J. Santilli, Jr.
                                   ---------------------------------------
                                   Anthony J. Santilli, Jr., President


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                                  APPENDIX I

             NON-QUALIFIED STOCK OPTION FOR NON-EMPLOYEE DIRECTORS


To: _______________________________
               Name

    _______________________________
              Address

Date of Grant: ____________________


     You are hereby granted an option, effective as of the date hereof, to purchase ______ shares of common stock, $0.001 par value per share ("Common Stock"), of American Business Financial Services, Inc., a Delaware corporation (the "Company") at a price of $ per share pursuant to the Company's 1997 Non-Employee Director Stock Option Plan (the "Plan").

     Your option shall be exercisable in full on the date of grant and shall remain exercisable for a period of three years, except if terminated earlier as provided herein. This option shall not be exercisable after three years from the date of its grant (the "Scheduled Termination Date"). During the period during which this option is exercisable, the number of shares subject to such option and the exercise price per share shall be adjusted for any change in the outstanding shares of the Common Stock of the Company by reason of a stock dividend, stock split, combination of shares, recapitalization, merger, consolidation, transfer of assets, reorganization, conversion or what the Committee deems in its sole discretion to be similar circumstances.

     You may exercise your option by giving written notice to the Secretary of the Company on forms supplied by the Company at its then principal executive office, accompanied by payment of the option price for the total number of shares you specify that you wish to purchase. The payment may be in any of the following forms: (a) cash, which may be evidenced by a check and includes cash received from a stock brokerage firm in a so-called "cashless exercise"; (b) (unless prohibited by the Committee) certificates representing shares of Common Stock of the Company, which will be valued by the Secretary of the Company at the fair market value per share of the Company's Common Stock (as determined in accordance with the Plan) on the date of delivery of such certificates to the Company, accompanied by an assignment of the stock to the Company; or (c) (unless prohibited by the Committee) any combination of cash and Common Stock of the Company valued as provided in clause (b). Any assignment of stock shall be in a form and substance satisfactory to the Secretary of the Company, including guarantees of signature(s) and payment of all transfer taxes if the Secretary deems such guarantees necessary or desirable.

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     Your option will, to the extent not previously exercised by you, terminate three months after the date on which you cease for any reason to be a director of the Company (whether by death, disability, resignation, removal, failure to be reappointed, reelected or otherwise and regardless of whether the failure to continue as a director was for cause or without cause or otherwise), but in no event later than three years from the date this option is granted. After the date you cease to be a director, you may exercise this option only for the number of shares which you had a right to purchase and did not purchase on the date you ceased to be a director. Your directorship shall not be deemed to have terminated if you cease being a director of the Company but are or concurrently therewith become a director of the Company or another subsidiary corporation.

     In the event of any change in the outstanding shares of the Common Stock of the Company by reason of a stock dividend, stock split, combination of shares, recapitalization, merger, consolidation, transfer of assets, reorganization, conversion or what the Committee deems in its sole discretion to be similar circumstances, the number and kind of shares subject to this option and the option price of such shares shall be appropriately adjusted in a manner to be determined in the sole discretion of the Committee.

     This option is not transferable otherwise than by will or the laws of descent and distribution, and is exercisable during your lifetime only by you, including, for this purpose, your legal guardian or custodian in the event of disability. Until the option price has been paid in full pursuant to due exercise of this option and the purchased shares are delivered to you, you do not have any rights as a shareholder of the Company. The Company reserves the right not to deliver to you the shares purchased by virtue of the exercise of this option during any period of time in which the Company deems, in its sole discretion, that such delivery would violate a federal, state, local or securities exchange rule, regulation or law.

     Notwithstanding anything to the contrary contained herein, this option is not exercisable until all the following events occur and during the following periods of time:

         (a) Until the Plan pursuant to which this option is granted is approved by the shareholders of the Company in the manner prescribed by the Code and the regulations thereunder;

         (b) Until this option and the optioned shares are approved and/or registered with such federal, state and local regulatory bodies or agencies and securities exchanges as the Company may deem necessary or desirable; or

         (c) During any period of time in which the Company deems that the exercisability of this option, the offer to sell the shares optioned hereunder, or the sale thereof, may violate a federal, state, local or securities exchange rule, regulation or law, or may cause the Company to be legally obligated to issue or sell more shares than the Company is legally entitled to issue or sell.

         (d) Until you have paid or made suitable arrangements to pay (which may include payment through the surrender of Common Stock, unless prohibited by the Committee) (i) all



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federal, state and local income tax withholding required to be withheld by the
Company in connection with the option exercise and (ii) the employee's portion of other federal, state and local payroll and other taxes due in connection with the option exercise.

          The following two paragraphs shall be applicable if, on the date of exercise of this option, the Common Stock to be purchased pursuant to such exercise has not been registered under the Securities Act of 1933, as amended, and under applicable state securities laws, and shall continue to be applicable for so long as such registration has not occurred:

          (a) The optionee hereby agrees, warrants and represents that he will acquire the Common Stock to be issued hereunder for his own account for investment purposes only, and not with a view to, or in connection with, any resale or other distribution of any of such shares, except as hereafter permitted. The optionee further agrees that he will not at any time make any offer, sale, transfer, pledge or other disposition of such Common Stock to be issued hereunder without an effective registration statement under the Securities Act of 1933, as amended, and under any applicable state securities laws or an opinion of counsel acceptable to the Company to the effect that the proposed transaction will be exempt from such registration. The optionee shall execute such instruments or representations, as counsel to the Company deems advisable to avoid any violation of federal, state, local or securities exchange rule, regulation or law.

          (b) The certificates for Common Stock to be issued to the optionee hereunder shall bear the following legend:

         "The shares represented by this certificate have not been registered under the Securities Act of 1933, as amended, or under applicable state securities laws. The shares have been acquired for investment and may not be offered, sold, transferred, pledged or otherwise disposed of without an effective registration statement under the Securities Act of 1933, as amended, and under any applicable state securities laws or an opinion of counsel acceptable to the Company that the proposed transaction will be exempt from such registration."

The foregoing legend shall be removed upon registration of the legended shares under the Securities Act of 1933, as amended, and under any applicable state laws or upon receipt of any opinion of counsel acceptable to the Company that said registration is no longer required.

     The sole purpose of the agreements, warranties, representations and legend set forth in the two immediately preceding paragraphs is to prevent violations of the Securities Act of 1933, as amended, and any applicable state securities laws.

     It is the intention of the Company and you that this option shall not be an "Incentive Stock Option" as that term is used in Section 422 of the Code and the regulations thereunder.



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     Any dispute or disagreement between you and the Company with respect to any portion of this option or its validity, construction, meaning, performance or your rights hereunder shall be settled by arbitration in accordance with the Commercial Arbitration Rules of the American Arbitration Association or its successor, as amended from time to time. However, prior to submission to arbitration you will attempt to resolve any disputes or disagreements with the Company over this option amicably and informally, in good faith, for a period not to exceed two weeks. Thereafter, the dispute or disagreement will be submitted to arbitration. At any time prior to a decision from the arbitrator(s) being rendered, you and the Company may resolve the dispute by settlement. You and the Company shall equally share the costs charged by the American Arbitration Association or its successor, but you and the Company shall otherwise be solely responsible for your own respective counsel fees and expenses. The decision of the arbitrator(s) shall be made in writing, setting forth the award, the reasons for the decision and award and shall be binding and conclusive on you and the Company. Further, neither you nor the Company shall appeal any such award. Judgment of a court of competent jurisdiction may be entered upon the award and may be enforced as such in accordance with the provisions of the award.

     This option shall be subject to the terms of the Plan in effect on the date this option is granted, which terms are hereby incorporated herein by reference and made a part hereof. In the event of any conflict between the terms of this option and the terms of the Plan in effect on the date of this option, the terms of the Plan shall govern. This option constitutes the entire understanding between the Company and you with respect to the subject matter hereof and no amendment, supplement or waiver of this option, in whole or in part, shall be binding upon the Company unless in writing and signed by the President of the Company. This option and the performances of the parties hereunder shall be construed in accordance with and governed by the laws of the State of Delaware.

     Please sign the copy of this option and return it to the Company's Secretary, thereby indicating your understanding of and agreement with its terms and conditions.

                              AMERICAN BUSINESS FINANCIAL
                                 SERVICES, INC.



                              By: _________________________________

     I hereby acknowledge receipt of a copy of the foregoing stock option and, having read it hereby signify my understanding of, and my agreement with, its terms and conditions.


________________________________            __________________________________
(Signature)                                  (Date)